UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): September 14, 2005

BankUnited Financial Corporation

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-13921

FL	650377773
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

255 Alhambra Circle, Coral Gables, FL 33134

(Address of Principal Executive Offices, Including Zip Code)

305-569-2000

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

A. Grant of Stock Option Awards

On September 14, 2005, the Compensation Committee of the Board of Directors of BankUnited Financial Corporation (the “Company”) granted stock options, representing 436,000 underlying shares, to 331 associates and 14 executive officers under the Company’s 2002 Stock Award and Incentive Plan (the “2002 Plan”), for the purchase of the Company’s stock. The executive officer grants are shown below:

Executive Officer	Title	Total Number of Shares Underlying Options
Alfred Camner	Chairman and Chief Executive Officer	85,000
Lawrence H. Blum	Vice Chairman of the Board of Directors and Secretary	15,000
Ramiro Ortiz	President Chief Operating Officer	60,000
Humberto Lopez	Senior Executive Vice President and Chief Financial Officer	12,000
Abel Iglesias	Executive Vice President, Corporate and Commercial Banking	12,000
Douglas Sawyer	Executive Vice President, Consumer Banking	7,000
Clay Wilson	Executive Vice President, Commercial Real Estate	12,000
Felix Garcia	Executive Vice President, Risk Management	9,000
Robert Marsden	Executive Vice President, Corporate Real Estate	2,000
Carlos Fernandez-Guzman	Executive Vice President, Bank Services	12,000
Roberta Kressel	Executive Vice President, Human Resources	9,000
Bernardo Argudin	Executive Vice President and Chief Accounting Officer	6,000
Robert Green	Executive Vice President, Residential Lending	12,000
Joris Jabouin	Executive Vice President and General Auditor	7,000

All of the options provide for the purchase of shares of the Company’s Class A Common Stock, except that the options granted to the Company’s Chairman and Chief Executive Officer, Alfred Camner (the “CEO”), provide for purchase of shares of the Company’s Noncumulative Convertible Preferred Stock, Series B.

The options were granted with the intent of providing an incentive for future performance, promoting the retention of the associates and executive officers and more closely aligning their interests with those of shareholders. All of the options are non-qualified stock options and are immediately exercisable. The exercise prices of the stock options exceeded the fair market value of the underlying stock on the date of grant. Based on the closing price of the Company’s Class A Common Stock on the Nasdaq Stock Market on September 14, 2005, the fair market value of the Class A Common Stock on the date of grant of the options was $23.31, and the fair market value of Company’s Noncumulative Convertible Preferred Stock, Series B was $34.87. In each case, those values are referred to herein as “Fair Market Value.”

Fifty percent of the options granted to each of the CEO and the Company’s President and Chief Operating Officer, Ramiro Ortiz (the “COO”), were priced at 105% of Fair Market Value;

20% were priced at 110% of Fair Market Value; 15% percent were priced at 115% of Fair Market Value; and 15% were priced at 120% of Fair Market Value. For each of the executive officers other than the CEO and COO, seventy percent of the options were priced at 105% of Fair Market Value; 15% percent were priced at 110% of Fair Market Value; and 15% were priced at 115% of Fair Market Value.

Except in the case of the death or disability of a grantee or a change in control of the Company, no shares purchased pursuant to the options may be sold, transferred, assigned, pledged, encumbered or disposed of (except for transfers to the Company) for a period of four years from the date of grant in the case of executive officers other than the CEO and COO, or for a period of five years from the date of grant in the case of the CEO and COO.

Included in the September 14, 2005 grants was an option to Lauren Camner, a Director of the Company and Senior Vice President of Investor Relations and Delivery Channels. Ms. Camner was granted an option to purchase 2,000 shares of the Company’s Class A Common Stock at a price equal to 105% of Fair Market Value. Except in the case of her death or disability or a change in control of the Company, no shares purchased pursuant to Ms. Camner’s option may be sold, transferred, assigned, pledged, encumbered or disposed of (except for transfers to the Company) for three years from the date of grant.

The pricing of these options as well as the restrictions on transfer of the underlying shares has been set in consideration of Financial Accounting Standards Board of Statement of Financial Accounting Standards No. 123R (“FAS 123R”) which the Company expects to adopt effective October 1, 2005. The Company anticipates that by granting options which are immediately exercisable and have an exercise price which is higher than the market price, the Company will disclose the options in the footnotes to the financial statements included in its annual report on Form 10-K filed for the fiscal year ended September 30, 2005, as required by the accounting practices effective prior to the implementation of FAS 123R.

B. Acceleration of Vesting of Options

Also on September 14, 2005, the Compensation Committee determined to accelerate the vesting of certain stock options held by the executive officers as set forth below, subject to certain conditions. The options were granted on October 26, 2004 under the 2002 Plan for the purchase of shares of the Company’s Class A Common Stock, and were scheduled to vest in equal annual installments over a period of five years from the date of grant.

Executive Officer	Title	Total Number of Shares Underlying Options
Lawrence H. Blum	Vice Chairman	12,000
Humberto Lopez	Senior Executive Vice President and Chief Financial Officer	12,000
Abel Iglesias	Executive Vice President, Corporate and Commercial Banking	6,000
Douglas Sawyer	Executive Vice President, Consumer Banking	6,000
Clay Wilson	Executive Vice President, Commercial Real Estate	7,000
Felix Garcia	Executive Vice President, Risk Management	6,000
Robert Marsden	Executive Vice President, Corporate Real Estate	2,000
Carlos Fernandez-Guzman	Executive Vice President, Bank Services	6,000
Roberta Kressel	Executive Vice President, Human Resources	6,000
Bernardo Argudin	Executive Vice President and Chief Accounting Officer	1,500
Robert Green	Executive Vice President, Residential Lending	8,000
Joris Jabouin	Executive Vice President and General Auditor	6,000

The exercise price of the options continues to be based on the fair market value of the Company’s Class A Common Stock on the date of grant, which was $27.90.

The acceleration of vesting of any of the options will occur if, and only if, the executive officer holding the option agrees to amend his option grant on or before September 30, 2005 to include a restriction on the shares subject to the option. The restriction will prohibit, except in the case of the grantee’s death or disability or a change in control of the Company, the sale, transfer, assignment, pledge or other encumbrance or disposition of any and all shares purchased through exercise of the option, for a period of three years from September 14, 2005.

The 2002 Plan permits the Compensation Committee to adjust the terms and conditions of awards granted under that plan in response to changes in accounting principles, among other reasons, subject to certain restrictions. The Compensation Committee has determined to accelerate the vesting of each of these options, subject to the option holder accepting the amendment restricting transfer of the underlying shares, as a result of the issuance by the FAS 123R. The Company expects to adopt this accounting standard effective October 1, 2005. The Company anticipates that, by accelerating the vesting of these options at a time when their exercise price is higher than the market price, the Company will not be required to recognize compensation expense on the options. If vesting is accelerated, the value of these options will be reflected in the footnote disclosures to the Company’s financial statements for the quarter ending September 30, 2005, as required by Financial Accounting Standard 148.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

BANKUNITED FINANCIAL CORPORATION
Date: September 19, 2005

	By:	/s/ Humberto L. Lopez
Humberto L. Lopez
Senior Executive Vice President and
Chief Financial Officer